EXHIBIT 99.1

Lyris Announces Fourth Quarter Fiscal 2014 Financial Results

91% of F4Q14 Revenue Was Recurring;
78% of F4Q14 Revenue from Subscriptions

EMERYVILLE, Calif., Sept. 18, 2014 (GLOBE NEWSWIRE) -- Lyris, Inc. (OTCBB:LYRI), a leading global provider of digital marketing solutions, today announced financial results for the fourth quarter of fiscal 2014 ended June 30, 2014.

Highlights

  Fiscal fourth quarter revenues were $7.3 million, down 3.8% from $7.6 million in the prior quarter and down 15.7% from $8.7 million in the same period last year.
  Recurring revenue was 91% of total revenue in the fiscal fourth quarter compared to 91% of total revenues in the same period a year ago and 91% of revenues in the prior quarter.
  Lyris HQ Software-as-a-Service (SaaS) revenues were 63% of total revenues in the fiscal fourth quarter compared to 61% in the same period a year ago and 62% of total revenues in the prior quarter.
  Fiscal fourth quarter gross margin was 60% compared to 63% for the same period last year.
  Fiscal fourth quarter loss from operations was $(5.0) million, compared to income from operations of $0.3 million in the same period last year.
  Fiscal fourth quarter net loss was $(5.0) million, or $(0.43) per diluted share, compared to net income of $0.3 million, or $0.03 per share, in the same period last year.
  Fiscal fourth quarter non-GAAP net income was $0.3 million, or $0.03 per diluted share, compared to a non-GAAP net income of $0.9 million, or $0.08 per share, in the same period a year ago.
  Fiscal fourth quarter adjusted EBITDA was $0.6 million, compared to adjusted EBITDA of $1.3 million in the same period a year ago.
  At June 30, 2014, the Company had $1.9 million in cash. The Company also had $1.0 million available for drawdown on its $5 million loan facility with Silicon Valley Bank.

"In the fiscal 2014, we managed our business responsibly and consistently to continue our progress to growth and profitability," stated John Philpin, president and CEO of Lyris. "Looking forward to fiscal 2015, we are encouraged by a growing base of opportunities – both in number and average deal size – that will allow us to expand our business in all four regions. This coupled with an increasing interest in our Professional Services offerings suggests that while fiscal 2014 was a year for development and enhancement of our platform, fiscal 2015 will be a year for that platform to drive growth as we progress toward profitability."

Fourth Quarter Fiscal 2014 Financial Results

Total revenues of the fourth quarter of fiscal 2014 were $7.3 million, down 3.8% from $7.6 million in the prior quarter and down 15.7% from $8.7 million in the same period last year. Total subscription revenues were $5.7 million, or 78% of total revenues, in the fourth quarter of fiscal 2014, compared to $6.8 million, or 79% of total revenues, in the same period in fiscal 2013. Lyris HQ SaaS revenues were $4.6 million, or 63% of total revenues, in the fourth quarter of fiscal 2014, down from $5.3 million, or 61% of total revenues, in the same period a year ago.

Gross profit was $4.4 million, or 60% as a percentage of total revenues, in the fourth quarter of fiscal 2014, compared to $5.4 million, or 63% of total revenue, in the same period in fiscal 2013.

Loss from operations was $(5.0) million, compared to income from operations of $0.3 million in the same period last year. Net loss was $(5.0) million, or $(0.43) per diluted share, compared to net income of $0.3 million, or $0.03 per share, in the same period last year.

Conference Call Information

Lyris will hold a conference call and webcast to discuss its financial results and operating activities open to all interested parties at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time), September 18, 2014.

The teleconference can be accessed by calling 888-428-9480, passcode 5891088. Please dial in 10-15 minutes prior to the beginning of the call. The webcast will be available on the Internet at www.lyris.com.

A replay of the call will be available through September 25, 2014, at 877-870-5176, passcode 5891088, and on the company's website at www.lyris.com.

About Lyris

Lyris is a global provider of innovative email and digital marketing solutions that help companies reach customers at scale and create personalized value at every touch point. Lyris' products and services empower marketers to design, automate, and optimize experiences that facilitate superior engagement, increase conversions, and deliver measurable business value. The Lyris solutions portfolio is uniquely comprised of award-winning messaging automation software, digital marketing strategy and deliverability services, and a componentized and flexible integration framework that revolutionizes the way marketers can extend digital messaging across the enterprise. More than 5,000 companies worldwide partner with Lyris to manage connected customer communications.

www.lyris.com

Forward Looking Statements

This press release includes forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995 (PSLRA), that reflect our current views with respect to future events and financial performance, and that are subject to many risks and uncertainties. These forward-looking statements include material in quotations from management, including our estimate of our addressable market. Statements that include words such as "expects," "intends," "plan," "believe," "project," "estimate," "may," "should," "anticipate," "will" and similar statements identify many of our forward-looking statements.

Many factors could cause actual results to differ materially from those indicated in our forward-looking statements. For example, market acceptance of our products, potential delays in product development, product offerings by our competitors, and our ability to finance anticipated growth could affect our future results. Other risk factors that could cause actual results to differ significantly from our expectations are described in our annual and quarterly reports filed with the Securities and Exchange Commission (available at www.sec.gov). Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

If one or more of these risks or uncertainties materialize, or if our underlying assumptions otherwise prove to be incorrect, our actual results may vary materially from what we project. Any forward-looking statements you read in this news release reflect our views as of the date of this press release with respect to future events, and are subject to these and other risks, uncertainties and assumptions relating to our operations, financial condition, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by this paragraph.

Non-GAAP Financial Measures

In this release we present certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flow that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles ("GAAP"). A reconciliation between non-GAAP and GAAP measures can be found in the accompanying tables. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures do not reflect a comprehensive system of accounting and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies.

We believe the calculation of non-GAAP net income (loss), calculated without giving effect to acquisition-related amortization charges, stock-based compensation expense and certain other amounts that we do not consider to be related to our ongoing core operating performance, provides a basis to compare our operating results across periods and against other companies in our industry. We also believe that adjusted EBITDA, which we calculate as GAAP net income (loss) less interest, taxes, depreciation, amortization, non-cash stock compensation expense and certain other financial measures, is an indicator of our cash flows. This measure is commonly used by our lenders to assess our leverage capacity, debt service ability and liquidity. These non-GAAP measures have been reconciled to the nearest GAAP measure, as required under SEC rules and regulations, in tables attached to this release.

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Three Months Ended June 30,
	2014	2013

Revenues:
Subscription revenue	$ 5,685	$ 6,840
Support and maintenance revenue	947	1,010
Professional services revenue	516	591
Software revenue	150	212
Total revenues	7,298	8,653
Cost of revenues:
Subscription, software and other services	2,504	2,775
Amortization of developed technology	419	458
Total cost of revenues	2,923	3,233
Gross profit	4,375	5,420
Operating expenses:
Sales & marketing	2,371	2,434
General and administrative	1,467	1,749
Research & development	874	937
Impairment of capitalized software	4,212	--
Amortization and impairment of customer relationships	464	50
Total operating expenses	9,387	5,170
Income from operations	(5,012)	250
Interest expense	(33)	(42)
Interest income	--	--
Other income, net	(74)	15
Income from operations before income taxes	(5,119)	223
Income tax provision	(124)	(111)
Net income	(4,995)	334
Net income per share
Basic	$ (0.52)	$ 0.03
Diluted	$ (0.43)	$ 0.03
Weighted average shares outstanding used in calculating net income per share:
Basic	9,569	9,569
Diluted	11,569	11,610

Lyris, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
(In thousands, except for per share data)

	Twelve Months Ended June 30,
	2014	2013

Revenues:
Subscription revenue	$ 24,257	$ 28,338
Support and maintenance revenue	3,934	3,923
Professional services revenue	2,204	2,436
Software revenue	870	1,487
Total revenues	31,265	36,184
Cost of revenues:
Subscription, software and other services	9,890	12,345
Amortization of developed technology	1,724	1,665
Total cost of revenues	11,614	14,010
Gross profit	19,651	22,174
Operating expenses:
Sales & marketing	10,065	9,858
General and administrative	5,956	8,114
Research & development	3,767	3,845
Impairment of capitalized software	4,212	--
Amortization and impairment of customer relationships	615	202
Total operating expenses	24,615	22,019
Loss from operations	(4,965)	155
Interest expense	(150)	(222)
Interest income	1	3
Other income (expense), net	(30)	(236)
Loss from operations before income taxes	(5,144)	(300)
Income tax provision	(149)	(12)
Net loss	$ (4,995)	$ (288)

Net loss per share basic and diluted	$ (0.52)	$ (0.03)
Weighted average shares outstanding used in calculating net loss per share:
Basic and diluted	9,569	9,537

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Three Months Ended June 30,
	2014	2013

Net income	$ (4,995)	$ 334
Stock-based compensation expense	128	104
Amortization of intangible assets	458	508
Impairment of capitalized software	4,212	--
Impairment of customer relationships	425	--
Other (income) expense, net	74	(15)

Non-GAAP net income	$ 302	$ 931

Net income per share
Basic	$ 0.03	$ 0.10
Diluted	$ 0.03	$ 0.08
Shares used to compute net income per share:
Basic	9,569	9,567
Diluted	11,569	11,610

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Non-GAAP Net Income
(Unaudited)
(in thousands, except for per share data)

	Twelve Months Ended June 30,
	2014	2013

Net loss	$ (4,995)	$ (288)
Stock-based compensation expense	384	779
Amortization of intangible assets	1,914	1,867
Impairment of capitalized software	4,212	--
Impairment of customer relationships	425	--
Other (income) expense, net	30	236

Non-GAAP net income	$ 1,970	$ 2,594

Net income per share basic and diluted	$ 0.21	$ 0.27

Shares used to compute net income per share:
Basic	9,569	9,569
Diluted	11,569	11,610

Non-GAAP net income excludes stock-based compensation expense, amortization of intangibles and certain other financial measures. Management believes that non-GAAP net income provides useful, supplemental information to management and investors regarding the performance of the company's business operations. Non-GAAP net income is not a measure determined in accordance with United States Generally Accepted Accounting Principles ("GAAP") and is thus susceptible to varying calculations. As presented, this measure may not be comparable to similarly titled measures that other companies may disclose. Non-GAAP net income should not be considered in isolation or construed as a substitute for other measures of profitability prepared in accordance with GAAP for purposes of analyzing our financial performance or profitability. Non-GAAP net income should be considered in addition to, and not as a substitute or as superior measure to, net income, earnings per share or other measures of financial performance prepared in accordance with GAAP.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended June 30,
	2014	2013
Net income	$ (4,995)	$ 334
Interest (income) / expense, net	33	42
Income tax (benefit) / provision	(124)	(111)
Depreciation and amortization	809	899

Total EBITDA	(4,277)	1,164

Stock-based compensation expense	128	104
Impairment of capitalized software	4,212	--
Impairment of customer relationships	425	--
Other (income) expense, net	74	(15)

Total Adjusted EBITDA	$ 562	$ 1,253

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Reconciliation of Net Income to Adjusted EBITDA
(Unaudited, in thousands)

	Twelve Months Ended June 30,
	2014	2013
Net loss	$ (4,995)	$ (288)
Interest (income) / expense, net	149	219
Income tax (benefit) / provision	(149)	(12)
Depreciation and amortization	3,351	3,326

Total EBITDA	(1,644)	3,245

Stock-based compensation expense	384	779
Impairment of capitalized software	4,212	--
Impairment of customer relationships	425	--
Other (income) expense, net	30	236

Total Adjusted EBITDA	$ 3,407	$ 4,260

Adjusted EBITDA is calculated as earnings before net interest expense, taxes, depreciation and amortization expense, stock-based compensation expense and certain other financial measures. Adjusted EBITDA is commonly used by our lenders to assess leverage capacity, debt service ability and liquidity, and the company uses adjusted EBITDA to evaluate financial performance and to award incentive compensation for certain employees, including our chief executive officer. We believe that adjusted EBITDA also provides useful measurements of liquidity and financial performance for our investors.

Lyris, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except for per share data)

	June 30,	June 30,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$ 1,884	$ 2,318
Accounts receivable, less allowances of $510 and $686, respectively	3,456	4,103
Prepaid expenses and other current assets	669	721
Deferred income taxes	1,158	942
Total current assets	7,167	8,084
Property and equipment, net	5,159	9,355
Intangible assets, net	4,404	5,014
Goodwill	9,791	9,791
Other long-term assets	615	663
TOTAL ASSETS	$ 27,136	$ 32,907

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$ 3,103	$ 3,458
Revolving line of credit	2,350	2,260
Capital lease obligations - short-term	459	827
Income taxes payable	136	203
Deferred revenue	3,165	3,220
Total current liabilities	9,213	9,968
Other long-term liabilities	449	436
Capital lease obligations - long-term	163	504
TOTAL LIABILITIES	9,826	10,908
Commitments and contingencies (Note 14)
Redeemable Series A convertible preferred stock; $0.01 par value per share, 2,000 shares authorized, issued and outstanding, liquidation preference $5,000 as of June 30, 2014 and June 30, 2013, no undeclared dividends	5,000	5,000
Stockholders' equity:
Common stock, $0.01 par value; 40,000 shares authorized; 9,568 shares issued and outstanding as of June 30, 2014 and June 30, 2013, respectively	1,415	1,415
Additional paid-in capital	268,592	268,209
Accumulated deficit	(257,603)	(252,608)
Treasury stock, at cost 11 shares held as of June 30, 2012 and June 30, 2012	(56)	(56)
Accumulated other comprehensive income	(38)	39
Total stockholders' equity	12,310	16,999
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 27,136	$ 32,907
CONTACT: Lyris, Inc.

         Investor Relations Contact:
         Rich McDonald
         Director, Investor Relations
         (610) 688-3305
         rmcdonald@lyris.com